    NUMBER                                                            SHARES

     COMMON STOCK                                              COMMON STOCK

                                     BROADVISION

                 INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                                               CUSIP 111412 10 2

THIS CERTIFIES THAT                                  SEE REVERSE FOR CERTAIN
                                                  DEFINITIONS AND A STATEMENT AS
                                                   TO THE POWERS, DESIGNATIONS,
                                                    PREFERENCES, RESTRICTIONS
                                                       AND RIGHTS OF SHARES

IS THE RECORD HOLDER OF

           FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, $0.0001
                               PAR VALUE PER SHARE, OF

                                  BROADVISION, INC.

transferable on the Books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.
    WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:





          SECRETARY                [SEAL]                   PRESIDENT
                                                   AND CHIEF EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED:
 AMERICAN SECURITIES TRANSFER & TRUST, INC.
                   P.O. BOX 1596
         DENVER, COLORADO 80201
              TRANSFER AGENT AND REGISTRAR



                   AUTHORIZED SIGNATURE


- ---------------------------------------------------------
    AMERICAN BANK NOTE COMPANY         MAY 16, 1996
    3504 ATLANTIC AVENUE
    SUITE 12
    LONG BEACH, CA 90807                043782fc
    (310) 989-2333
    (FAX) (310) 426-7450          12MX      REV2
- ---------------------------------------------------------

                                  BROADVISION, INC.

    The Corporation shall furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock of the Corporation or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights, so far as the same shall have been fixed, and of the authority of the Board of Directors to designate and fix any preferences, rights and limitations of any wholly unissued series. Such request shall be made to the Corporation's Secretary at the principal office of the Corporation.

    The following abbreviations, when used in the inception on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in              UNIF GIFT MIN ACT -- .....Custodian .....
           common                                          (Cust)        (Minor)

TEN ENT -- as tenants by                           under Uniform Gifts to Minors
           the entireties                          ACT..........................
                                                                (State)
JT TEN  -- as joint tenants    UNIF TRF MIN ACT -- ....Custodian (until age ...)
           with rights of                         (Cust)
           survivorship                       ...........under Uniform Transfers
           and not as                            (Minor)
           tenants in common                  to Minors Act.....................



       Additional abbreviations may also be used though not in the above list.

    FOR VALUE RECEIVED,                  hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
- ---------------------------------------

- ---------------------------------------


- --------------------------------------------------------------------------------
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

- ------------------------------------------------------------------------Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
    ---------------------

                             X
                              ---------------------------------------
                             X
                              ---------------------------------------
                               NOTICE: THE SIGNATURE(S) TO THE ASSIGNMENT MUST CORRESPOND WITH THE NAMES AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed





By
   ----------------------------------------
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
ELIGIBLE GUARANTOR INSTITUTION (BANKS STOCKBROKERS,
SAVINGS AND LOANS ASSOCIATIONS AND CREDIT UNIONS
WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.



- ---------------------------------------------------------
    AMERICAN BANK NOTE COMPANY         MAY 14, 1996
    3504 ATLANTIC AVENUE
    SUITE 12
    LONG BEACH, CA 90607               043782BK
    (310) 989-2333
    (FAX) (310) 426-7450                 REV1
- ---------------------------------------------------------